UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2021
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Fiesta Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35373	90-0712224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14800 Landmark Boulevard, Suite 500
Dallas	Texas	75254
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (972) 702-9300

N/A
(Former name or former address, if changed since last report.)
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Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	FRGI	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The proposal to adopt the Fiesta Restaurant Group, Inc. 2021 Stock Incentive Plan (the "2021 Plan") was approved at the annual meeting of the stockholders of Fiesta Restaurant Group, Inc. (the "Company") on April 28, 2021. The summary of the 2021 Plan is set forth in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on March 19, 2021. The foregoing description of the 2021 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2021 Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 5.07. SUBMISSION OF MATTER TO A VOTE OF SECURITY HOLDERS.
On April 28, 2021, the Company held its 2021 Annual Meeting of Stockholders (the "Meeting").
At the Meeting, stockholders voted (i) to elect eight (8) directors of the Company to hold office in accordance with the By-laws of the Company until the 2022 Annual Meeting of Stockholders and until their respective successors shall have been elected and qualified; (ii) to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company's Named Executive Officers, as described in the Proxy Statement under "Executive Compensation"; (iii) to approve the 2021 Plan and (iv) to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2021 fiscal year. Former director Brian P. Friedman was not renominated as a director and his term ended on the date of the Meeting. The final results of voting on the matters submitted to the stockholders are as follows:
Proposal 1. Election of eight (8) directors of the Company:

Name	For	Against	Abstain	Broker Non-Vote
Stacey Rauch	21,067,659	392,796	2,076	1,518,561
Nicholas Daraviras	17,308,186	4,152,222	2,123	1,518,561
Stephen Elker	21,216,084	244,252	2,195	1,518,561
Nicholas Shepherd	21,282,346	178,109	2,076	1,518,561
Richard Stockinger	21,411,808	45,020	5,703	1,518,561
Paul Twohig	21,253,685	204,694	4,152	1,518,561
Sherrill Kaplan	21,413,253	47,202	2,076	1,518,561
Andrew Rechtschaffen	21,213,176	247,264	2,091	1,518,561
Proposal 2. Adoption, on an advisory basis, of a non-binding resolution approving the compensation of the Named Executive Officers as described in the Proxy Statement under "Executive Compensation":

For	Against	Abstain	Broker Non-Vote
21,024,880	394,897	42,754	1,518,561

Proposal 3. Approval of the 2021 Plan:

For	Against	Abstain	Broker Non-Vote
21,040,897	388,189	33,445	1,518,561
Proposal 4. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2021 fiscal year:

For	Against	Abstain
22,949,187	29,939	1,966

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
10.1 Fiesta Restaurant Group, Inc. 2021 Stock Incentive Plan+
104 Cover Page Interactive Data File (formatted as Inline XBRL)
+ Compensatory plan or arrangement.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIESTA RESTAURANT GROUP, INC.

Date: May 4, 2021
By: /s/ Louis DiPietro
Name: Louis DiPietro
Title: Senior Vice President, Chief Legal and People Officer, General Counsel and Secretary